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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15 of the
                        Securities Exchange Act of 1934

                        Date of Report: October 6, 1994
              Date or Earliest Event Reported: September 13, 1994

                            TCI COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            0-5550                                          84-0588868
   (Commission File Number)                              (I.R.S. Employer
                                                            Identification No.)

                                TERRACE TOWER II
                                5619 DTC PARKWAY
                         ENGLEWOOD, COLORADO 80111-3000
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (303) 267-5500

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ITEM 5.  OTHER EVENTS.

     Pursuant to a registration statement on Form S-3 (File No. 33-60982) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on July 26, 1993, the Registrant has registered its senior, senior subordinated and subordinated debt securities (the "Debt Securities"), and certain other securities of the Registrant, for delayed or continuous offering to the public pursuant to Rule 415 under the Act for a maximum aggregate initial offering price of $3 billion (or the equivalent thereof denominated in one or more foreign currencies, foreign currency units or composite currencies). Reference is made to the Registration Statement for further information concerning the terms of the Debt Securities registered pursuant to the Registration Statement and the offering thereof.

     An Indenture (the "Indenture"), substantially in the form of Exhibit 4.2 to the Registration Statement was executed as of August 4, 1993, between the Registrant and The Bank of New York, as Trustee, relating to senior debt securities of the Registrant, including a series of senior Debt Securities consisting of up to $750 million principal amount of the Registrant's Medium-Term Notes, Series B Due Nine Months or More from Date of Issue. An amendment to the Indenture (the "Supplemental Indenture") was executed as of September 13, 1994 between the Registrant and The Bank of New York. The description of certain provisions of the Indenture and the Supplemental Indenture are incorporated herein by reference to the section entitled "Description of Debt Securities -- Senior Debt Securities" of the Prospectus, dated September 14, 1994, which has been filed with the Commission pursuant to Rule 424(b) under the Act.

     The Registrant is filing this Current Report on Form 8-K in order to cause the Supplemental Indenture to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that the Supplemental Indenture or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 EXHIBITS
 --------
    4.1      First Supplemental Indenture, dated as of September 13, 1994, between The Bank of
             New York and the Registrant.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 1994
                                          TCI COMMUNICATIONS, INC.
                                          (Registrant)

                                          By: /s/  STEPHEN M. BRETT
                                              _______________________________
                                              Name: Stephen M. Brett
                                              Title: Senior Vice President

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                                 EXHIBIT INDEX

 EXHIBITS
 --------
    4.1      First Supplemental Indenture, dated as of September 13, 1994, between The Bank of
             New York and the Registrant.

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